May 3, 2012

Lincoln Park Capital Fund, LLC

440 North Wells, Suite 620

Chicago, IL 60654

Attn: Josh Scheinfeld/Jonathan Cope

RE: Company Termination Notice Pursuant to Section 11(d) of the Purchase Agreement

Dear Josh & Jonathan:

Pursuant to Section 11(d) of our Purchase Agreement dated May 27, 2011, we are electing to terminate our Purchase Agreement by providing you with this Company Termination Notice dated May 3, 2012.

Very truly yours,

Bacterin International Holdings, Inc.

/s/ Guy Cook, CEO

By: Guy Cook, CEO